NANOVIRICIDES INC.

Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 USC 1350
(Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Eugene Seymour, Interim Chief Financial Officer of NanoViricides, Inc.  (the “Company”), certify, that to the best of my knowledge, based upon a review of the annual report on Form 10-KSB for the period ended June 30, 2007 of the Company (the “Report”):

1.      The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 15, 2007

/s/ Eugene Seymour
Eugene Seymour
Interim Chief Financial Officer